AMENDMENT AND FEE WAIVER AGREEMENT
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     This Amendment and Fee Waiver Agreement dated as of August 25, 2006 (the "Amendment and Fee Waiver Agreement") is entered into by and between Windswept Environmental Group, Inc., a Delaware corporation (the "Borrower"), and Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement (as defined below) and the Note (as defined below).

     WHEREAS, the Borrower filed a registration statement on October 3, 2005 (as amended, modified or supplemented, the "Initial Registration Statement"), in order to register a portion of the shares of the Borrower's Common Stock (as amended, modified or supplemented, the "Common Stock") underlying (a) an Amended and Restated Secured Convertible Term Note the Borrower issued to Laurus on October 6, 2005 in the aggregate original principal amount of $7,350,000 (as amended, modified or supplemented, the "Note") pursuant to the terms of the Securities Purchase Agreement, dated as of June 30, 2005, between the Borrower and Laurus ( as amended, modified or supplemented, the "Securities Purchase Agreement" and together with the Related Agreements as defined therein, the "Loan Documents"); (b) a warrant issued by the Borrower to Laurus on June 30, 2005 to purchase 13,750,000 shares of the Common Stock (as amended, modified or supplemented, the "Warrant"); and (c) an option issued by the Borrower to Laurus on June 30, 2005 to purchase 30,395,179 shares of Common Stock (as amended, modified or supplemented, the "Option");

     WHEREAS, the Borrower and Laurus entered into Amendment and Fee Waiver Agreements dated as of November 23, 2005, January 13, 2006, February 28, 2006, March 20, 2006, May 11, 2006, June 12, 2006, June 30, 2006 and July 21, 2006
(the "Amendments");

     WHEREAS, pursuant to Section 3.7 of the Note, as amended, the Borrower is obligated to reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Warrant, the Option and the Note after the earlier to occur of (x) November 1, 2006 and (y) the date of the Borrower's next shareholders meeting (the "Additional Authorization Date"), which Additional Authorization Date shall be maintained;

     WHEREAS, pursuant to Section 6 of the Option, as amended, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full exercise of the Option, after the Additional Authorization Date;

     WHEREAS, pursuant to Section 6 of the Warrant, as amended, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full exercise of the Warrant, after the Additional Authorization Date;

     WHEREAS, the Securities Purchase Agreement sets forth, among other things, the terms of the issuance of the Note, the Option and the Warrant;

     WHEREAS, pursuant to Section 4.3(d) of the Securities Purchase Agreement, as amended, the Borrower is obligated to reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of shares upon the full conversion and/or exercise of the Note, the Warrant and the Option, after the Additional Authorization Date;

     WHEREAS, the Borrower entered into a registration rights agreement with Laurus on June 30, 2005 (the "Registration Rights Agreement") in order to set forth Borrower's obligations to register the shares of Common Stock underlying the Note, the Option and the Warrant with the Securities and Exchange Commission;

     WHEREAS, the parties have previously agreed that in order to most efficiently expedite the accomplishment of their respective goals, to: (a) work toward having the Initial Registration Statement, with the current number of shares included therein (but not including any shares underlying the $1,350,000 note issued on October 6, 2005), declared effective as soon as possible; (b) after the Initial Registration Statement is effective, file a proxy statement and hold a shareholders meeting to approve the intended increase in the number of authorized shares; and (c) after the shareholders meeting and after Borrower's June 30, 2006 audited financial statements are final, file a new or post-effective Registration Statement(s) to cover all of the shares of common stock required to be registered pursuant to the Registration Rights Agreement (the "Second Registration Statement");

     WHEREAS, to reassess the foregoing plan and to formulate a new plan that accomplishes the objectives of Laurus and the Borrower, Laurus has agreed to extend the deadline for the Borrower to have its Initial Registration Statement declared effective under the Registration Rights Agreement until September 20, 2006;

     WHEREAS, the parties have concurred that, until a new plan is formulated, to maintain the deadline for the Borrower to have its Second Registration Statement declared effective under the Registration Rights Agreement at December 30, 2006;

     WHEREAS,  pursuant to Section 2(b) of the Registration Rights Agreement and
Section 2 of each of the Amendments, the Borrower is required to pay a daily amount in cash equal to one-thirtieth (1/30th) of the product of the then outstanding principal amount of the Note multiplied by the following (the "Fees") if the Registration Statement has not been declared effective by the Securities and Exchange Commission (prior to giving effect to this Amendment and Fee Waiver Agreement):

     o    1.5% for the first 30 day period beginning on August 26, 2006;

     o    2.0% thereafter and

     WHEREAS, Laurus has hereby agreed to postpone the date by which any Fees may accrue and become payable until September 21, 2006 with respect to Initial Registration Statement, but will, until a new plan is formulated, remain December 31, 2006 with respect to the Second Registration Statement.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Extension of Deadline by which the Borrower must have the Securities and
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Exchange Commission Declare Effective its Initial Registration Statement. Laurus
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hereby agrees to postpone the deadline by which the Borrower must have the Securities and Exchange Commission declare effective its Initial Registration Statement from August 25, 2006 until September 20, 2006. This modification shall apply to the Registration Rights Agreement only.

     2.  Postponement.  Laurus  hereby  agrees to postpone the date by which any
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Fees may accrue and become payable until September 21, 2006 with respect to the Initial Registration Statement.

     3. Laurus  Representations.  Laurus hereby  represents  and warrants to the
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Borrower that Laurus is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933 and a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933 and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of the investment to be made hereunder.

     4. Borrower Representations. The Borrower hereby represents and warrants to
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Laurus that (i) no Event of Default exists on the date hereof, after giving effect to this Amendment and Fee Waiver Agreement, (ii) on the date hereof, all representations, warranties and covenants made by the Borrower in connection with the Loan Documents are true, correct and complete and (iii) on the date hereof, all the Borrower's and its Subsidiaries' covenant requirements have been met.

     5. From and after the date hereof, all references in the Loan Documents and in the other Related Agreements to the Post-Closing Letter shall be deemed to be references to the Post-Closing Letter, as the case may be, as modified hereby.

     6. No Other Amendments. Except as expressly set forth in this Amendment and
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Fee Waiver Agreement no other term or provision of any Loan Document or any other Amendment is hereby amended or affected in any way and the Loan Documents and the Amendments shall remain in full force and effect after the date hereof.

     7. The Borrower understands that the Borrower has an affirmative obligation to make prompt public disclosure of material amendments to such agreements.

     8. Governing Law. This Amendment and Fee Waiver Agreement shall be governed
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by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

     9.  Facsimile  Signatures;  Counterparts.  This  Amendment  and Fee  Waiver
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Agreement may be executed by facsimile signatures and in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a sealed instrument as of the date set forth in the first paragraph hereof.

                                WINDSWEPT ENVIRONMENTAL GROUP, INC.

                                By:  /s/  Michael O'Reilly
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                                    Name:  Michael O'Reilly
                                    Title: President and Chief Executive Officer


                                LAURUS MASTER FUND, LTD.

                                By:  /s/  David Grin
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                                    Name:  David Grin
                                    Title: Director